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                                                                    Exhibit 99.1




                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



        In connection with the Quarterly Report of Federal Screw Works (the "Company") on Form 10-Q for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Thomas ZurSchmiede, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

        (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



May 14, 2003

                                            /s/ Thomas ZurSchmiede
                                            ------------------------------------
                                            Thomas ZurSchmiede,  President and
                                            Chief Executive Officer of Federal
                                            Screw Works




                   A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT
                   REQUIRED BY SECTION 906 HAS BEEN PROVIDED
                   TO FEDERAL SCREW WORKS AND WILL BE RETAINED
                   BY FEDERAL SCREW WORKS AND FURNISHED TO THE
                   SECURITIES AND EXCHANGE COMMISSION OR ITS
                   STAFF UPON REQUEST.